Exhibit 10.1

January 1, 2021

RETENTION

GRANT

AGREEMENT

Employee

Name:

ID Number:

Payroll Country:

Number

of Restricted Stock Units

Granted:

Grant Date:

Grant Price:

Vesting Schedule:

This

grant vests

one-half of the award

on the first anniversary

of the Grant Date

and
the

remainder

on

the

second

anniversary

of

the

Grant

Date,

subject

to

the

Employee’s

continued
employment through the applicable

vesting date,

or the Employee’s earlier termination by

the

Company
without Cause

or by the Employee for Good Reason

(as those

terms are defined in the Further Terms and
Conditions below).

Further Terms

and Conditions

1.

Type and Size of Grant
.

Subject to the

2014 Omnibus Stock

and Performance

Incentive

Plan

(the
Plan)

and

this

Agreement,

the

Company

grants

to

the

employee

named

above

(the

Employee)
Restricted

Stock Units,

the number of which

is set forth above.
2.

Grant Date, Price, and Plan
.

The Grant

Date and

the Grant Price are

as set

forth

above

.

Awards
are made

under the Plan.

This

Award is made in lieu of a

bonus.
3.

Vesting,

Restrictions, Forfeiture,

and Lapse of

Restrictions
.

The Restricted Stock Units subject
hereto may be

canceled or forfeited as

set forth herein.

Except as

otherwise noted

in this Agreement

,
the

following

summary

table

describes restrictions

and

terms,

forfeiture,

and

lapse of

restrictions,
subject to the more

detailed provisions

set forth below:

Exhibit 10.1

Summary

Table
Summary of Termination

Rules
Status
Termination
Date
Forfeiture or Lapsing

of Restrictions
Layoff
Any date after
Grant Date
Restrictions lapse

on

Termination

date
Disability
Any date after
Grant Date
Restrictions lapse

on

Termination

date
Death
Any date after
Grant Date
Restrictions lapse

on

Termination

date
Divestitures,

outsourcing,

and
moves to joint ventures
Any date after
Grant Date
Canceled upon Termination,

unless

approved
otherwise
Without Cause
Any date after
Grant Date
Restrictions lapse

on

Termination

date
Good Reason
Any date after
Grant Date
Restrictions lapse

on

Termination

date
All other Terminations
To the extent
vested
Restrictions lapse

on

vesting

date,
To the extent not
vested
Canceled upon Termination
(a)

Vesting.

The Restricted

Stock Units granted

under this Agreement

shall vest as set forth in

the
Vesting

Schedule above.

All

vesting shall

be

in

whole

shares, and

fractions

shall be

rounded
down to nearest

whole share.

(b)

Restrictions

and Terms.
(i)

The

Award

shall

be

held

in

escrow

by

the

Company

until

the

lapsing of

restrictions
placed upon

the Award.

The

Employee shall not

have the

right to sell, transfer, assign, or
otherwise

dispose

of

Restricted

Stock

Units

granted

in

the

Award

until

the

escrow is
terminated.

Except

as

set

forth

below,

the

Award

shall

be

forfeited

and

the

related
Restricted

Stock Units canceled

upon the Employee’s Termination of Employment

with
the Company

prior to vesting in

accordance

with paragraph (a) above.

Restrictions shall
lapse on the

Restricted

Stock Units as

they become

vested in accordance

with paragraph
(a) above.

Restrictions

shall lapse

on the Restricted Stock

Units granted

in the Award

on
the day following the Employee’s Termination of Employment

with the Company, if the
Award

has

not

been

canceled

prior

to

that

day.

Upon

the

lapsing of

restrictions,

the
number of shares

of unrestricted Stock equal

to the number

of shares

of Restricted Stock
Units

for

which

the

restrictions

have

so

lapsed

shall be

registered

in

the

Employee’s
name,

and

the

related

shares

of

Restricted

Stock

Units

shall

be

canceled;

provided,
however,

that

in

places where

it

is determined

by

the

Administrator that

payout in the
form of unrestricted Stock is

prohibited by law, regulation, or decree,

or where the

cost of
legal

compliance to

issue the

unrestricted

Stock

would

be

unreasonably expensive, the
Fair

Market Value

of such unrestricted Stock

shall be paid in

cash instead of settlement
of

the

Award

in

unrestricted

Stock.

Cash payouts are only permitted

where such legal
restrictions exist.

Settlement

of the Award in unrestricted Stock

or cash payout,

if

any,
shall be

made when

the

restrictions

lapse, but in

any event, shall be

made no later

than
March 15 of the year

following the year in

which such

restrictions lapse.
(ii)

Restricted

Stock Units do

not have any voting rights

or other rights generally

associated
with
Stock

and

are

merely

an

obligation

of

the

Company

to

make

settlement

in
accordance

with

the

terms

and

conditions

applicable

to

such

Restricted

Stock

Units.

Restricted

Stock Units shall accrue

a dividend equivalent

at such times

as a cash dividend
is

paid

on

the

Stock

of

the

Company,

which

dividend

equivalent shall

be

credited

as

Exhibit 10.1

reinvested in

additional Restricted

Stock Units as

of the date

such dividends are

payable,
and

such

Restricted

Stock

Units

shall

be

subject

to

these

terms

and

conditions.

The
number

of

Restricted

Stock

Units

acquired

through

this

reinvestment

of

dividend
equivalents shall

be

calculated using

the

Fair

Market Value

at the time

of the dividend
equivalent is

accrued.

Restricted Stock

Units acquired

from dividend equivalents

shall be
paid at the time and

in the manner

of settlement of

the Restricted

Stock Units as

set forth
in section 3(b)(i).

(c)

Termination of Employment.
(i)

General

Rule

for

Termination.

If,

prior

to

the

date on

which

in

accordance with

the
schedule

set

forth

in

the

Award,

the

Employee's

employment

with

a

Participating
Company

shall

be

terminated

for

any

reason except

death,

Disability,

or

Layoff,

any
Restricted

Stock Units remaining

in escrow

pursuant to such

Award shall be canceled and
all rights thereunder shall

cease; provided that

the Authorized Party may, in its

or his sole
discretion,

determine

that

all

or

any

portion

of

an

Award

shall not

be

canceled due to
Termination of Employment.
(ii)

Layoff.

If,

after

the

date

the

Award

is

granted,

the

Employee's employment

with

a
Participating Company shall

be terminated by

reason of Layoff, the Employee

shall retain
all

rights

provided

by

the

Award

at

the

time

of

such

Termination

of E

mployment.

In
such

case,

the

restrictions

on

the

Award

shall lapse

on

the

date of

Termination

of

the
Employee from the employ of the

Company and

its subsidiaries,

and settlement shall

be
made in accordance

with the settlement

provisions above.
(iii)

Disability .
If,

after

t
he

date

the

Award

is

granted,
the   Employee
shall

terminate
employment

following

Disability

of the Employee

,

the Employee

shall retain all rights
provided by the

Award at the time of such Termination of Employment.

In such

case, the
restrictions on the

Award shall lapse on the

date of Termination of Employment from the
employ of the

Company and

its subsidiaries,

and settlement shall

be made in accordance
with the settlement

provisions above.
(iv)

Death.

If, after the date an

Award is granted, the Employee shall

die while in

the employ
of a Participating Company ,
or after Termination of Employment

by reason

of Disability,
or

Layoff (and

prior

to the cancellation of

the Award),

the executor or

administrator of
the estate of the

Employee or the person

or persons

to whom the

Award shall

have

been
validly

transferred

by

the

executor

or

the

administrator

pursuant

to will

or the laws of
descent and distribution

shall have

the right to settlement

of the Award to the same

extent
the Employee would have,

had the Employee

not died.

In such

case, the

restrictions

on
the

Award

shall

lapse

upon

the

determination

of

death

by

the

Administrator,

and
settlement shall

be made in accordance

with the settlement

provisions above.

No transfer
of

an

Award,

or

of

the

unrestricted

Stock

or

other

proceeds

of

an

Award,

by

the
Employee by will or by

the laws

of descent and

distribution shall be

effective to bind

the
Company unless

the Administrator shall

have been

furnished with written notice

thereof
and a copy of

the will and

such other evidence

as the Administrator may

deem necessary
to establish the

validity of the transfer

and the

acceptance

by the transferee or transferees
of the terms

and conditions

of such Award.
(v)

Transfers and

Leaves.

Transfer

of

employment between Participating

Companies shall
not constitute Termination of Employment for the purpose

of any Award granted

under
the Program.

Whether any

leave of absence

shall constitute

Termination of Employment
for

the

purposes of

any

Award

granted

under

the

Program

shall be

determined

by the
Administrator,

in each case in accordance with applicable law and

by application of

the
policies and

procedures adopted

by the Company in

relation to such

leave of absence.
(vi)

Divestiture,

Outsourcing,

or

Move

to

Joint

Venture

.

If,

after

the

date the

Award

is
granted, the Employee ceases

to be employed by

Participating Company as

a result

of (a)
the

outsourcing

of

a

function,

(b)

the

sale or

transfer

of

all

or

a

portion

of

the equity
interest

of

such

Participating

Company

(removing

it

from

the

controlled

group

of
companies

of which the

Company is a

part), (c) the sale

of all or substantially

all

of

the

Exhibit 10.1

assets of such

Participating Company to

another employer outside

of the controlled group
of

corporations

(whether

the

Employee

is offered

employment or

accepts employment
with

the

other

employer),

(d)

the

Termination

of

the

Employee

by

a

Participating
Company followed

by

employment

within

a

reasonable time

with

a

company or other
entity in which

the Company

owns, directly or indirectly, at least a

50% interest, prior

to
exercise

of an Award,

or (e) any other sale

of assets

determined by the

Authorized

Party
to be considered a

divestiture under this

program, the Authorized Party may, in its or

his
sole discretion, determine that all

or a portion of any

such Award shall

not

be

canceled.

In such cases,

the restrictions on the

Award shall lapse on the

date of Termination

of

the
Employee from the employ of the

Company and

its subsidiaries,

and settlement shall

be
made in accordance

with the

settlement provisions

above.
(vii)

Termination

without

Cause.

If,

after the

date the Award

is granted, the

Company shall
terminate

employment

of

the

Employee

without

Cause,

the

Employee

shall retain

all
rights provided by the

Award at the time of such

Termination of Employment.

In

such
case, the restrictions

on the Award shall

lapse on the

date of Termination of Employment
from

the

employ

of

the

Company and

its

subsidiaries, and

settlement shall be made in
accordance

with the settlement

provisions above;

provided, however, that the Employee
shall not

be entitled to the vesting

for Termination without Cause

described herein

unless
the

Employee

first

executes a

written

release substantially

in the form

provided by the
Company and, to

the extent

such release

is revocable by its

terms, only if the

Employee
does not

revoke

it,

which

such release must be executed and delivered

to the Company
within 30 days

of the Employee’s Termination

.
(viii)

Termination

with

Good

Reason.

If,

after the

date the Award

is granted, the

Employee
shall

terminate

employment

for

Good

Reason,
the Employee
shall

retain

all

rights
provided by the

Award at the time of such Termination of Employment.

In such

case, the
restrictions on the

Award shall lapse on the

date of Termination of Employment from the
employ of the

Company and

its subsidiaries,

and settlement shall

be made in accordance
with the settlement

provisions above;

provided, however, that the Employee shall not

be
entitled

to

the

vesting

for

Good

Reason

described

herein

unless

the

Employee

first
executes a

written release

substantially

in the form provided by the Company

and, to

the
extent

such release

is revocable

by

its

terms,

only

if

the

Employee

does not revoke it,
which such release

must be executed

and delivered

to the Company

within 30 days of the
Employee’s Termination.

(ix)

Change

of Control.

Upon a

Change

of Control, the following shall

apply to any

Award:
(1)

Each Employee shall

immediately become

fully vested in

such Award that is not
assumed by, or substituted for, by an acquirer in

connection with

the

Change

of
Control, and such

Award shall not thereafter be forfeitable for any

reason, except
as set forth in Section 3(c).
(2)

With

regard

to

any

other

Award,

each Employee

shall become

fully

vested in
such Award upon incurring a Severance

following such Change

of Control,

and
such Award shall not thereafter be

forfeitable for any reason, except

as set

forth
in Section 3(c).
(3)

In the event

of vesting of an Award pursuant to

either Section 3(ix)(1) or Section
3(ix)(2),

all restrictions and

other limitations

applicable to

any Restricted

Stock
granted in any

Award shall lapse.

With regard to such

Restricted

Stock,

it

shall
become

free

of

all

restrictions

and

become transferable.

With

regard

to

such
Restricted

Stock

Units,

all

restrictions

and

other

limitations

applicable to

the
Restricted

Stock

Units shall lapse

and the Restricted

Stock Units shall

be

settled
in

unrestricted

Stock

or

cash at

the

same times

and

upon

the

same events as it
would

otherwise have

been made

in

accordance with

the

settlement provisions
above.
(x)

Notwithstanding

anything

herein

to

the

contrary,

in

the

event that

this

Award

or

the
dividend

equivalents

associated with

this

Award

are

includible

in

income

pursuant

to

Exhibit 10.1

section

409A

of

the

Internal

Revenue

Code,

settlement

of

the

Award

or

any

other
distribution

hereunder

due

to
S e
paration

from
S
ervice

with

the

Company
and   its
subsidiaries

shall

not

be

made

to

a

“specified

employee”

(as

that

term

is

defined

in
section 409A(a)(2)(B)(i))

prior

to six months after

the specified employee’s

Separation
from Service from the Company and

its subsidiaries

(or, if earlier,

the date

of death of the
specified employee).
(d)

Detrimental Activities,

Suspension

of Award,

and Required

Recoupment.
(i)

If the Authorized Party determines

that, subsequent

to the grant of any

Award but prior to
any Change of Control, the

Employee has

engaged or

is engaging

in any activity

which,
in the sole judgment

of the Authorized Party, is or may

be detrimental to

the Company

or
a

subsidiary,

the

Authorized

Party

may

cancel

all

or

part

of

the

Restricted Stock

or
Restricted Stock

Units held

in escrow pursuant to

the Award

or Awards

granted to that
Employee.

Upon any

Change

of Control, the Authorized Party

may cancel

all or part

of
the

Restricted

Stock

or

Restricted

Stock

Units

held

in

escrow pursuant

to

the

Award
granted

to

the

Employee

only

upon

a

determination

by

the

Authorized

Party

that

the
Employee has

given the Company

Cause for such

cancellation.
(ii)

If

the

Authorized

Party,

in

its

or

his

sole

discretion,

determines

that

the

lapsing

of
restrictions on Restricted

Stock or Restricted

Stock Units held

in escrow

pursuant

to

any
Award

has the

possibility of

violating

any

law,

regulation,

or

decree pertaining

to the
Company,

any of its

subsidiaries, or the Employee,

the Authorized Party

may freeze or
suspend the Employee’s right to settlement

or payout of the

Award until such time as the
lapse of restrictions would

no longer, in the sole

discretion of the

Authorized Party,

have
the possibility

of violating such

law, regulation, or decree.
(iii)

Notwithstanding anything

herein

to

the

contrary,

any

Award

is subject to forfeiture

or
recoupment, in whole or

in part, under applicable

law, including the Sarbanes-Oxley Act
and the Dodd-Frank Act.
4.

Assignment

of Award upon Death
.

Rights under

the Plans

and this

Agreement cannot

be assigned
or transferred other than by

(i) will or (ii) the laws

of descent

and distribution.

5.

Tax

Withholding
.

In

all

cases the

Employee

will

be

responsible to

pay all required

withholding
taxes associated

with the Award.

Should a withholding tax

obligation

arise with

regard to the Award
or the lapsing

of restrictions on

Restricted

Stock Units granted

in the Award, the withholding tax may
be

satisfied

by

withholding

shares

of

Stock.

The

value

of

the

shares of

Stock

withheld

for

this
purpose

shall
be

consistent

with

applicable

laws

and

regulations.

W
hen

necessary,

lapsing

of
restrictions

may

be accelerated by the Authorized

Party to

the extent necessary to provide shares of
Stock to satisfy

any withholding tax obligation.

This

withholding tax obligation

includes, but

is

not
limited to, federal, state,

and local

taxes, including applicable

non-U.S. taxes.
6.

Shareholder

Rights

for

Restricted

Stock

Units
.

The

Employee

shall

not

have the

rights

of

a
shareholder until

the

Restricted Stock Unit has been canceled and ownership of

shares of Stock has
been transferred to

the Employee.

As described

above, the Company

may pay

dividend equivalents
with regard to Restricted

Stock Units in

certain circumstances.
7.

Certain Adjustments
.

In the

event

certain

corporate

transactions,

recapitalizations,

or stock

splits

occur
while Restricted

Stock

or Restricted

Stock

Units

are outstanding,

the

Grant

Price

and

the

number

of
shares

of Restricted

Stock

Option

Shares

or Restricted

Stock

Units

shall be

correspondingly

adjusted.

8.

Relationship

to

the

Plan
.

In

addition

to

the

terms

and

conditions described

in

this

Agreement,
Awards

are

subject to

all

other

applicable provisions

of

the Plan.

The decisions of the Committee
with

respect

to

questions

arising

as

to

the

interpretation

of

the

Plan

or

this

Agreement

and

as to
findings of fact shall

be final, conclusive, and

binding.
9.

No

Employment

Guarantee
.

No

provision

of

this

Agreement

shall

confer

any

right

upon

the
Employee to continued

employment with any

Participating Company.

Exhibit 10.1

10.

Governing

Law
.

This Agreement

shall be governed by

and construed and enforced in

accordance
with the laws of

the State of

Delaware.
11.

Amendment
.

Without

the

consent

of

the

Employee,

this

Agreement

may

be

amended

or
supplemented

(i) to cure any

ambiguity or to correct or

supplement any

provision herein which

may
be

defective

or

inconsistent

with

any

other

provision

herein,

or

(ii)

to

add

to

the

covenants and
agreements of

the Company

for the benefit of an

Employee or to add

to the rights

of an Employee

or
to

surrender

any

right

or

power

reserved

to

or

conferred

upon

the

Company in

this

Agreement,
provided,

in

each case,

that

such changes or

corrections

shall not

adversely affect the rights

of the
Employee with respect

to the grant

of an Award evidenced

hereby without the

Employee’s

consent,
or (iii) to make such

other changes

as the Company, upon advice

of counsel, determines

are necessary
or advisable

because of the

adoption or promulgation of, or change

in or of the

interpretation of,

any
law or governmental

rule or regulation, including

any applicable

federal or state securities

or tax laws.

Exhibit 10.1

DEFINITIONS
Capitalized terms

not defined below

shall have the

meanings set forth

in the Plan.

“Authorized

Party”

means the person

who is

authorized to approve

an Award, exercise discretion, or take
action under the

Administrative Procedure for the Restricted

Stock Program and

pursuant to the

Program.

With regard to Senior Officers, the Committee

is the

Authorized Party.

With regard to other Employees,
the Chief Executive

Officer is the Authorized

Party,

although the Committee

may act

concurrently as

the
Authorized Party.
“Award”

means the

Restricted Stock

Units granted

to

the

Employee

pursuant

to

the

foregoing

terms,
conditions, and limitations.
“Cause”

means “Cause”

as that term is

defined in the

Key Employee Change

in Control Severance

Plan
of ConocoPhillips applied

as if an

Employee were a

participant under such

plan
.
“Change of Control”

has the

meaning set forth in Attachment

A to these

Terms and Conditions.
“Committee”

means

the Compensation

Committee of the

Board of Directors

of the Company.
“Company”
means

ConocoPhillips a

Delaware corporation.
“Disability”

means

a disability for which the

employee in

question has

been determined

to be entitled

to
either (i) benefits under

the applicable

plan of long-term disability of the

Company or its

subsidiaries

or
(ii)

disability

benefits

under

the

Social

Security

Act.

In

the

absence of

any

such determination,

the
Authorized Party may make

a determination that the

employee has

a Disability.
“Fair Market

Value”

means, as of a

particular date, the mean

between the

highest and lowest

sales

price
per

share

of

such

Stock

on

the

consolidated

transaction

reporting

system

for

the

principal

national
securities

exchange on which

shares of Stock are

listed on

that date, or, if there shall

have

been

no

such
sale so reported

on that date,

on the next

preceding date

on which such

a sale was so reported,

or,

at

the
discretion of the

Committee, the price

prevailing on the

exchange

at a

designated

time.
“Good

Reason”
means

“Good Reason”

as that term is

defined in the

Key Employee Change in

Control
Severance Plan

of ConocoPhillips applied

as if an

Employee were a

participant under such

plan
.
“Grant

Price”

means

the

Fair

Market Value

for

one

share of

Stock

as of

the

date of

the

grant

of

an
Award.

Grant price is

not adjusted

for any restrictions applicable

to the Award.
“Key Employee

Change in Control

Severance

Plan of ConocoPhillips”

means the

plan of that

name (or
a successor plan

to the plan

of that name) in

effect on an

applicable Change

of Control.

If no plan of that
name (or successor

plan to the

plan of that

name) is in effect on an

applicable Change

of Control, it

shall
mean instead the

plan of that

name in effect

on the date of the

Award.
“Layoff”
means

an

applicable

Termination

of

Employment

due

to

layoff

under

the

ConocoPhillips
Severance Pay

Plan, the ConocoPhillips Executive

Severance Plan, or the

ConocoPhillips

Key Employee
Change

in Control Severance Plan, or layoff or redundancy

under any similar

layoff or redundancy

plan
which the

Company or its subsidiaries

may adopt from time

to time.

If all or any portion of

the

benefits
under

the

redundancy

or

layoff

plan

are

contingent

on

the

employee’s

signing

a

general

release

of
liability,

such Termination

shall not

be

considered as

a “Layoff” for

purposes of this Award

unless the
employee executes

and does not revoke

a general release of liability,

acceptable to the Company,

under
the

terms

of

such layoff

or

redundancy plan.

In

order

to

be

considered a

layoff

for

purposes of

this
Award, the Termination of E

mployment must also

be considered

a Separation from

Service.
“Participating

Company”

includes

ConocoPhillips

and

its

100%

owned

subsidiaries, including

both
those directly

owned and

those owned through subsidiaries,

whose

participation has

been approved

by the
Authorized Party.

Exhibit 10.1

“Restricted Stock

Unit”

means a

unit equal to

one share of Stock

(as determined

by the Authorized

Party)
that is subject

to forfeiture provisions or that has

certain restrictions

attached to

the ownership

thereof.
“Senior Officer”

means the

Chairman of the

Board, the CEO, all

other executive officers of the

Company
(determined

in

accordance

with

the

Company’s

custom and

practice pursuant

to

section 16(b)

of

the
Securities Exchange

Act of 1934, as

amended), all other employees

of the Company

who report

directly
to the CEO

and whose salary

grade is 23 or higher, and all

other employees

of the Company

whose

salary
grade is 26 or higher.
“Separation

from

Service”

means “separation from service” as that term

is used in section 409A of

the
Internal Revenue

Code.
“Severance”

means “Severance” as that term is defined in the Key Employee Change in Control
Severance

Plan of ConocoPhillips applied as if an Employee were a participant under such plan
and

shall

also

incorporate

the

meaning

of

the

term

“Cause”

contained

in

the

definition

of
“Severance”

in such plan but shall substitute the definition of “Good Reason” contained in

this
Inducement

Grant Agreement for the definition of “Good Reason” contained in such plan.
“Stock”

means

shares of common stock

of the Company, par value

$.01.

Stock may also

be referred to as
“Common Stock.”
“Terminatio

n”
and

“
Termination

of

Employment”

each

mean

cessation

of

employment

with

the
Participating

Companies, determined

in

accordance with

the

policies and practices of

the Participating
Company for whom

the Employee was

last performing services.

Exhibit 10.1

Attachment A

Change of Control

The following definitions

apply to the

Change of

Control provision

in Section 10

of the Plan.
“Affiliate” shall have

the meaning

ascribed to such

term in Rule

12b-2 of the General
Rules and Regulations

under the Exchange

Act, as

in effect at the time of determination.
“Associate”

shall mean, with reference to

any Person, (a) any corporation,

firm,
partnership, association, unincorporated

organization or other

entity

(other than the Company

or a
subsidiary of the

Company) of which

such Person

is an officer or general partner (or officer

or general
partner of a general

partner) or is, directly or indirectly, the Beneficial

Owner of 10% or

more of any class
of equity securities,

(b) any trust or other estate

in which such

Person has a

substantial beneficial interest
or as to which

such Person serves

as trustee or in

a similar fiduciary capacity

and (c) any relative

or
spouse of such

Person, or any relative of

such spouse,

who has the same

home as such Person.

“Beneficial Owner”

shall mean,

with reference to

any securities,

any Person

if:
(a)

such

Person

or

any

of

such

Person’s

Affiliates

and

Associates,

directly

or
indirectly,

is

the

“beneficial

owner”

of

(as

determined

pursuant

to

Rule 13d

-3

of

the
General

Rules

and

Regulations

under

the

Exchange

Act,

as

in

effect

at

the

time

of
determination)

such

securities

or

otherwise

has

the

right

to

vote

or

dispose

of

such
securities;
(b)

such

Person

or

any

of

such

Person’s

Affiliates

and

Associates,

directly

or
indirectly,

has

the

right or

obligation

to

acquire

such

securities

(whether

such

right or
obligation is exercisable

or effective immediately or only

after the passage of time or

the
occurrence

of

an

event)

pursuant

to

any

agreement,

arrangement

or

understanding
(whether

or

not

in

writing) or

upon

the exercise

of

conversion

rights, exchange

rights,
other rights, warrants or options,

or otherwise; provided, however, that a Person shall not
be

deemed

the

Beneficial

Owner

of,

or

to

“beneficially

own,”

(i) securities

tendered
pursuant

to

a

tender

or

exchange

offer

made

by

such

Person

or any

of

such

Person’s
Affiliates

or

Associates

until

such

tendered

securities

are

accepted

for

purchase

or
exchange

or (ii) securities issuable upon exercise of Exempt Rights; or
(c)

such

Person

or

any

of

such

Person’s

Affiliates

or

Associates

(i) has

any
agreement,

arrangement

or

understanding

(whether

or

not

in

writing)

with

any

other
Person (or any Affiliate

or Associate thereof) that beneficially owns such

securities

for
the

purpose

of

acquiring,

holding,

voting

(except

as

set

forth

in

the

proviso

to
subsection

(a) of this definition) or disposing of such securities or (ii)

is

a

member

of

a
group (as that term is used in Rule 13d

-5(b) of the General Rules and Regulations

under
the Exchange Act) that includes

any other Person that beneficially owns such securities;
provided,

however, that nothing in this definition shall cause a Person engaged in business as an underwriter

of securities

to be the Beneficial Owner of, or to “beneficially own,” any securities acquired

through such Person’s

participation in good faith in a firm commitment underwriting until the expiration of

40 days after the date of such acquisition.

For purposes hereof, “voting” a
security shall include

voting, granting a proxy,

consenting, or making a request or demand
relating to corporate

action (including, without limitation, a demand for a shareholder list, to call a shareholder

meeting or to inspect corporate books and records) or otherwise giving an authorization

(within the meaning of section 14(a) of the Exchange Act) in respect of such security.

Exhibit 10.1

The terms “beneficially

own” and

“beneficially owning”

shall have

meanings that

are
correlative to this

definition of the term “Beneficial

Owner.”
“Board” shall have

the meaning

set forth in the Plan.
“Change of Control” shall

mean any

of the following occurring on

or after the Grant
Date:
(a)

any Person (other

than an Exempt Person) shall become the Beneficial Owner
of 20%

or more of the shares of Common Stock then outstanding or 20% or more of

the
combined

voting power of the Voting

Stock of the Company then outstanding; provided,
however,

that

no

Change

of

Control

shall

be

deemed

to

occur

for

purposes

of

this
subsection

(a)

if

such

Person

shall become

a Beneficial

Owner

of

20%

or more

of

the
shares of

Common Stock then outstanding or 20% or more of the combined voting power of

the

Voting

Stock

of

the

Company

then

outstanding

solely

as

a

result

of

(i)

any
acquisition

directly from the Company or (ii) any acquisition

by a Person

pursuant

to

a
transaction

that complies with clauses (i), (ii), and (iii)

of subsection

(c) of this definition;
(b)

individuals

who, as of the Grant Date, constitute the Board (the

“Incumbent
Board”)

cease

for

any

reason

to

constitute

at

least

a

majority

of

the Board;

provided,
however,

that

any

individual

becoming

a director

subsequent

to the

Grant Date

whose
election, or nomination

for election by the Company’s shareholders, was approved

by

a
vote of at least a majority of the directors

then comprising the Incumbent Board

shall

be
considered

as though such individual were a member of the Incumbent Board; provided, further,

that there shall be excluded, for this purpose, any such individual whose

initial
assumption

of office occurs as a result of any actual or threatened election contest

with
respect to the election or removal

of directors or other actual or threatened solicitation

of
proxies or consents

by or on behalf of a Person other than the Board;
(c)

the

Company

shall

consummate

a

reorganization,

merger,

statutory

share
exchange,

consolidation,

or

similar

transaction

involving

the

Company

or

any

of

its
subsidiaries

or

sale

or

other

disposition

of

all

or

substantially

all

of

the

assets

of

the
Company,

or the acquisition of assets or securities of another entity by the

Company

or
any of

its subsidiaries (a “Business

Combination”), in each case, unless, following

such
Business Combination,

(i) 50% or more of the then outstanding shares of common

stock
of

the

corporation

,

or

common

equity

securities

of

an entity

other

than

a corporation,
resulting

from

such

Business

Combination

and

the combined

voting power

of

the then
outstanding

Voting

Stock

of

such

corporation

or

other

entity

are

beneficially

owned,
directly

or

indirectly,

by all

or substantially

all of

the Persons

who

were the

Beneficial
Owners

of

the

outstanding

Common

Stock

immediately

prior

to

such

Business
Combination

in substantially the same proportions as their ownership, immediately prior to

such

Business

Combination,

of

the

outstanding

Common

Stock,

(ii) no

Person
(excluding any

Exempt Person or any Person beneficially owning, immediately prior

to
such Business

Combination, directly or indirectly,

20% or more of

the

Common

Stock
then outstanding

or 20% or more of the combined voting power of the

Voting

Stock

of
the Company

then outstanding) beneficially owns, directly or indirectly, 20% or more of
the

then

outstanding

shares

of

common

stock

of

the

cor

poration,

or

common

equity
securities of

an entity other than a corporation,

resulting from such Business Combination
or the combined

voting power of the then outstanding Voting

Stock of such corporation
or other entity,

and (iii) at least a majority of the members

of the board of directors of the
corporation,

or

the

body

which

is

most

analogous

to

the

board

of

directors

of

a
corporation

if

not

a

corporation,

resulting

from

such

Business

Combination

were

Exhibit 10.1

members

of the Incumbent Board

at the time of the initial agreement or initial action

by
the Board providing

for such Business Combination; or
(d)

the

shareholders

of

the

Company

shall

approve

a

complete

liquidation

or
dissolution

of the Company unless such liquidation or dissolution is approved as part of a transaction

that complies with clauses (i), (ii), and (iii)

of subsection

(c) of this definition.
“Common Stock”

shall have

the meaning set

forth in the Plan.
“Company”

shall have the

meaning set forth in the

Plan.

“Exchange Act” shall

mean the

Securities Exchange

Act of 1934, as

amended.
“Exempt Person” shall

mean any

of the Company, any entity

controlled by the

Company,
any employee

benefit plan (or related

trust) sponsored

or maintained by

the Company

or any entity
controlled by the

Company, and any Person

organized, appointed, or established

by the Company

for or
pursuant to the

terms of any

such employee benefit

plan.
“Exempt Rights”

shall mean

any rights to purchase

shares of Common

Stock or other
Voting

Stock of the Company

if at the

time of the issuance

thereof such

rights are not

separable

from such
Common Stock or other

Voting

Stock (
i.e.
, are

not transferable otherwise

than in connection

with a
transfer of the underlying Common

Stock or other Voting Stock), except

upon the occurrence

of a
contingency, whether such

rights exist

as of the Grant Date

or are thereafter issued

by the Company

as a
dividend on shares

of Common Stock or

other Voting Securities or otherwise.
“Person” shall

mean any individual, firm, corporation, partnership,

association, trust,
unincorporated organization, or other

entity.
“Voting Stock” shall mean, (i) with respect

to a corporation, all securities

of such
corporation of any class

or series that are

entitled to vote

generally in the

election of, or to appoint by
contract, directors of such

corporation (excluding any class

or series

that would be

entitled so

to vote by
reason of the

occurrence of any

contingency, so long as such contingency

has not

occurred) and (ii) with
respect to an entity

which is

not a corporation, all securities

of any class

or series that are

entitled to vote
generally in the

election of, or to appoint

by contract, members

of the body

which is

most analogous

to
the board of directors

of a corporation.